Exhibit 4.1

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                        MARSH & MCLENNAN COMPANIES, INC.,
                                     ISSUER

                                       TO

                      STATE STREET BANK AND TRUST COMPANY,
                                     TRUSTEE



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                                    INDENTURE


                           DATED AS OF MARCH 19, 2002


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                                Table of Contents

                                                                            Page


                                    ARTICLE 1
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.01.  DEFINITIONS.....................................................1
Section 1.02.  COMPLIANCE CERTIFICATES AND OPINIONS...........................10
Section 1.03.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.........................10
Section 1.04.  ACTS OF HOLDERS; RECORD DATES..................................11
Section 1.05.  NOTICES, ETC., TO TRUSTEE AND COMPANY..........................13
Section 1.06.  NOTICE TO HOLDERS; WAIVER......................................13
Section 1.07.  CONFLICT WITH TRUST INDENTURE ACT..............................14
Section 1.08.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.......................14
Section 1.09.  ASSIGNMENT.....................................................14
Section 1.10.  SEPARABILITY CLAUSE............................................14
Section 1.11.  BENEFITS OF INDENTURE..........................................14
Section 1.12.  GOVERNING LAW..................................................14
Section 1.13.  LEGAL HOLIDAYS.................................................15
Section 1.14.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS..................15
Section 1.15.  NO RECOURSE AGAINST OTHERS.....................................15

                                    ARTICLE 2
                                 SECURITY FORMS

Section 2.01.  FORMS GENERALLY................................................16
Section 2.02.  FORM OF FACE OF SECURITY.......................................19
Section 2.03.  FORM OF REVERSE OF SECURITY....................................21
Section 2.04.  FORM OF LEGEND FOR SECURITIES..................................25
Section 2.05.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION................28

                                    ARTICLE 3
                                 THE SECURITIES

Section 3.01.  AMOUNT UNLIMITED; ISSUABLE IN SERIES...........................28
Section 3.02.  DENOMINATIONS..................................................31
Section 3.03.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.................31
Section 3.04.  TEMPORARY SECURITIES...........................................33
Section 3.05.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE;
               CERTAIN TRANSFERS AND EXCHANGES................................33
Section 3.06.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES...............42
Section 3.07.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.................43
Section 3.08.  PERSONS DEEMED OWNERS..........................................44
Section 3.09.  CANCELLATION...................................................44

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Section 3.10.  COMPUTATION OF INTEREST........................................45
Section 3.11.  ISSUANCE OF ADDITIONAL SECURITIES..............................45

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

Section 4.01.  SATISFACTION AND DISCHARGE OF INDENTURE........................45
Section 4.02.  DISCHARGE OF OBLIGATIONS.......................................46
Section 4.03.  DEPOSITED MONEYS TO BE HELD IN TRUST...........................46
Section 4.04.  PAYMENT OF MONEYS HELD BY PAYING AGENTS........................46
Section 4.05.  REPAYMENT TO COMPANY...........................................46

                                    ARTICLE 5
                                    REMEDIES

Section 5.01.  EVENTS OF DEFAULT..............................................47
Section 5.02.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
               BY TRUSTEE.....................................................49
Section 5.03.  APPLICATION OF MONEY COLLECTED.................................50
Section 5.04.  LIMITATION ON SUITS............................................51
Section 5.05.  RESTORATION OF RIGHTS AND REMEDIES.............................51
Section 5.06.  RIGHTS AND REMEDIES CUMULATIVE.................................52
Section 5.07.  DELAY OR OMISSION NOT WAIVER...................................52
Section 5.08.  CONTROL BY HOLDERS.............................................52
Section 5.09.  UNDERTAKING TO PAY FOR COSTS...................................53

                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.01.  CERTAIN DUTIES AND RESPONSIBILITIES............................53
Section 6.02.  CERTAIN RIGHTS OF TRUSTEE......................................54
Section 6.03.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.........56
Section 6.04.  MAY HOLD SECURITIES............................................56
Section 6.05.  MONEY HELD IN TRUST............................................56
Section 6.06.  COMPENSATION AND REIMBURSEMENT.................................56
Section 6.07.  RELIANCE ON OFFICERS' CERTIFICATE..............................57
Section 6.08.  DISQUALIFICATION; CONFLICTING INTERESTS........................57
Section 6.09.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY........................57
Section 6.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR..............57
Section 6.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.........................59
Section 6.12.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS....60
Section 6.13.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY..............60
Section 6.14.  APPOINTMENT OF AUTHENTICATING AGENT............................61

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                                    ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS......62
Section 7.02.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.........63
Section 7.03.  REPORTS BY TRUSTEE.............................................63
Section 7.04.  REPORTS BY COMPANY.............................................63

                                    ARTICLE 8
                              SUCCESSOR CORPORATION

Section 8.01.  COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS............64
Section 8.02.  SUCCESSOR SUBSTITUTED..........................................65
Section 8.03.  EVIDENCE OF CONSOLIDATION, ETC. TO TRUSTEE.....................65

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

Section 9.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.............65
Section 9.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS................66
Section 9.03.  EFFECT OF SUPPLEMENTAL INDENTURES..............................67
Section 9.04.  SECURITIES AFFECTED BY SUPPLEMENTAL INDENTURES.................67
Section 9.05.  EXECUTION OF SUPPLEMENTAL INDENTURES...........................67

                                   ARTICLE 10
                                    COVENANTS

Section 10.01.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST....................68
Section 10.02.  MAINTENANCE OF OFFICE OR AGENCY...............................68
Section 10.03.  PAYING AGENTS.................................................68
Section 10.04.  APPOINTMENT TO FILL VACANCY IN OFFICE OF TRUSTEE..............69
Section 10.05.  COMPLIANCE WITH CONSOLIDATION PROVISIONS......................70
Section 10.06.  LIMITATION ON LIENS ON STOCK OF SIGNIFICANT SUBSIDIARIES......70
Section 10.07.  DELIVERY OF CERTAIN INFORMATION...............................71

                                   ARTICLE 11
                      REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS

Section 11.01.  REDEMPTION....................................................71
Section 11.02.  NOTICE OF REDEMPTION..........................................71
Section 11.03.  PAYMENT UPON REDEMPTION.......................................72
Section 11.04.  SINKING FUND..................................................73
Section 11.05.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.........73
Section 11.06.  REDEMPTION OF SECURITIES FOR SINKING FUND.....................74

Annex A-1   -   Form of Transfer Certificate - Restricted Global Security to
                Temporary Regulation S Global Security
Annex A-2   -   Form of Transfer Certificate - Restricted Global Security to
                Regulation S Global Security

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Annex B     -   Form of Transfer Certificate - Temporary Regulation S Global
                Security or Regulation S Global Security to Restricted
                Global Security
Annex C-1   -   Form of Certification to be Given by Holders of Beneficial
                Interests in a Temporary Regulation S Global Security to
                Euroclear or Clearstream
Annex C-2   -   Form of Certification to be Given by the Euroclear Operator or
                Clearstream
Annex D-1   -   Form of Transfer Certificate - Non-Global Restricted Security to
                Restricted Global Security
Annex D-2   -   Form of Certificate - Non-Global Restricted Security to
                Regulation S Global Security or Temporary Regulation S
                Global Security
Annex E     -   Accredited Investor Letter
Annex F     -   Form of Instruction for Exchange
















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       Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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       INDENTURE, dated as of March 19, 2002, between Marsh & McLennan
Companies, Inc., a Delaware corporation (the "COMPANY"), having its principal office at 1166 Avenue of the Americas, New York, New York 10036-2774, and State Street Bank and Trust Company, as Trustee (the "TRUSTEE").


                                    RECITALS

       The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness (herein called the "SECURITIES"), to be issued in one or more series as provided in this Indenture.

       All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

       NOW, THEREFORE, THIS INDENTURE WITNESSETH:

       For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE 1
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

       Section 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

              (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

              (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

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       "ACT", when used with respect to any Holder, has the meaning specified in
Section 1.04.

       "AFFILIATE" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

       "AGENT MEMBER" means any member of, or participant in, the Depositary.

       "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

       "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

       "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

       "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of that board.

       "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

       "BUSINESS DAY", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized or obligated by law or executive order to close.

       "CERTIFICATE" OR "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman, the Chief Executive Officer or the Chief Financial Officer and by an officer of the Company that is delivered to the Trustee in accordance with the

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terms hereof. Each such certificate shall include the statements provided for in
Section 1.02, if and to the extent required by the provisions thereof.

       "CERTIFICATED SECURITY" has the meaning set forth in Section 2.01(d).

       "CLEARSTREAM" means Clearstream Banking, SOCIETE ANONYME, Luxembourg (or any successor securities clearing agency).

       "COMMISSION" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

       "COMPANY" means Marsh & McLennan Companies, Inc., a corporation duly organized and existing under the laws of the State of Delaware until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor Person.

       "COMPANY ORDER" means a written request or order signed in the name of the Company by the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, a Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

       "CORPORATE TRUST OFFICE" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office as of the date hereof is located at Two Avenue de Lafayette, 6th Floor, Boston, MA 02111-1724 except that whenever a provision herein refers to an office or agency of the Trustee in the Borough of Manhattan, The City of New York, such office is located, at the date hereof, at 61 Broadway, 15th Floor, New York, NY 10006.

       "DEFAULT" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

       "DEFAULTED INTEREST" has the meaning specified in Section 3.07.

       "DEPOSITARY" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01.

       "DTC" means The Depository Trust Company.

       "EUROCLEAR" means the Euroclear Bank S.A./N.V. as operator of the Euroclear System (or any successor securities clearing agency).

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       "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

       "EXCHANGE SECURITY" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise, and registered under the Securities Act, and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

       "EXPIRATION DATE" has the meaning specified in Section 1.04.

       "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of determination.

       "GLOBAL SECURITY" means a Security that evidences all or part of the Securities of any series, registered in the name of the Depositary, and bears the legend set forth in Section 2.04 (or such legend as may be specified as contemplated by Section 3.01 for such Securities).

       "GOVERNMENTAL OBLIGATIONS" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; PROVIDED, HOWEVER, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

       "HOLDER" means a Person in whose name a Security is registered in the Security Register.

       "INDEBTEDNESS" has the meaning specified in Section 10.06.

       "INDENTURE" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental

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indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

       "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

       "INTEREST", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

       "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

       "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

       "NOTICE OF DEFAULT" means a written notice of the kind specified in
Section 5.01(a)(3).

       "OPINION OF COUNSEL" means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 1.02, if and to the extent required by the provisions thereof.

       "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.01.

       "ORIGINAL SECURITIES" means all Securities other than Exchange
Securities.

       "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

              (1) Securities theretofore cancelled by the Trustee or any Paying Agent or delivered to the Trustee or any Paying Agent for cancellation or that have previously been canceled;

              (2) Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or

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       set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

              (3) Securities which have been paid or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 5.01, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.01, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.01, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be considered by the Trustee if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

       "PAYING AGENT" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

       "PERSON" means any individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, including a government or political subdivision or an agency or instrumentality thereof.

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       "PLACE OF PAYMENT", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

       "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

       "PURCHASE AGREEMENT" means, with respect to a series of Securities, the agreement between the Company, on the one hand, and the initial purchasers of such series of Securities named therein as such, on the other hand, setting forth the terms and conditions for the initial offer and sale of such Securities.

       "QUALIFIED INSTITUTIONAL BUYER" means a "qualified institutional buyer" as defined in Rule 144A.

       "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

       "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

       "REGISTERED SECURITIES" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

       "REGISTRATION RIGHTS AGREEMENT" means, with respect to Securities of any series, the Registration Rights Agreement between the Company and the Initial Purchasers named under the Purchase Agreement in respect of the Securities of such series.

       "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

       "REGULATION S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

       "REGULATION S CERTIFICATE" means a certificate substantially in the form set forth in Annex A.

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       "REGULATION S GLOBAL SECURITY" has the meaning specified in Section
2.01(b)(i).

       "REGULATION S LEGEND" means a legend substantially in the form set forth in Section 2.04 to be placed upon each Regulation S Security.

       "REGULATION S SECURITIES" means all Securities offered and sold pursuant to Regulation S. Such term includes the Regulation S Global Security.

       "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

       "RESTRICTED GLOBAL SECURITY" has the meaning specified in Section
2.01(c).

       "RESTRICTED PERIOD" for a series means the period of 40 consecutive days beginning on and including the later of (i) the day on which Securities of that series are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities of that series.

       "RESTRICTED SECURITIES" means all Securities offered and sold pursuant to Rule 144A or to Institutional Accredited Investors in a transaction that is not registered under the Securities Act. Such term includes the Restricted Global Security and Certificated Securities.

       "RESTRICTED SECURITIES CERTIFICATE" means a certificate substantially in the form set forth in Annex B.

       "RESTRICTED SECURITIES LEGEND" means, collectively, the legends substantially in the forms set forth in Section 2.04 to be placed upon each Restricted Security.

       "RULE 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

       "RULE 144A SECURITIES" means the Securities of a series purchased upon their original issuance by the initial purchasers from the Company for resale pursuant to Rule 144A.

       "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

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       "SECURITIES ACT" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

       "SECURITIES ACT LEGEND" means a Restricted Securities Legend or a Regulation S Legend.

       "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.05(a).

       "SIGNIFICANT SUBSIDIARY" has the meaning specified in Section 10.06.

       "SPECIAL INTEREST" has the meaning set forth in Section 2.02.

       "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

       "STATED MATURITY", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

       "SUBSIDIARY" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

       "SUCCESSOR SECURITY" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

       "TEMPORARY REGULATION S GLOBAL SECURITY" has the meaning specified in
Section 2.01(b)(i).

       "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

       "TRUSTEE" means State Street Bank and Trust Company, and, subject to the provisions of Article 6, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "TRUSTEE" shall mean each such Person. The term "TRUSTEE" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

       "VICE PRESIDENT", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

       "VOTING STOCK", as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

       Section 1.02. COMPLIANCE CERTIFICATES AND OPINIONS.

       (1) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

       (2) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

       Section 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

       Section 1.04. ACTS OF HOLDERS; RECORD DATES. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

       The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

       The ownership of Securities shall be proved by the Security Register.

       Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

       The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.06.

       The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.01, (iii) any request to institute proceedings referred to in Section 5.04(2) or (iv) any direction referred to in
Section 5.08, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.06.

       With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "EXPIRATION DATE" and from time to time may change the Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

       Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

       Section 1.05. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

              (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

       Section 1.06. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

       Section 1.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

       Section 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       Section 1.09. ASSIGNMENT. The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company, PROVIDED that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto.

       Section 1.10. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       Section 1.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the Holders of the Securities any legal or equitable right, remedy or claim under or in respect of this Indenture or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the Holders of the Securities.

       Section 1.12. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN

ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

       Section 1.13. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

       Section 1.14. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Affiliate of the Company. No such indenture, loan or debt agreement may be used to interpret this Indenture.

       Section 1.15. NO RECOURSE AGAINST OTHERS. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or of any such predecessor or successor corporation whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

                                   ARTICLE 2
                                 SECURITY FORMS

       Section 2.01. FORMS GENERALLY. (a) The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to authorization provided by a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to authorization provided by a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

       The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

       The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

       In certain cases described elsewhere herein, the legends set forth in
Section 2.04 may be omitted from Securities issued hereunder.

       (b)    (i)    Securities of a series offered and sold in their initial
distribution in reliance on Regulation S shall be initially issued in the form of one or more temporary Global Securities, in fully registered form without interest coupons, substantially in the form of Security set forth in Section
2.02 and 2.03, as the case may be, with such applicable legends as are provided for in Section 2.02 and Section 2.04, as the case may be. Such Global Securities shall be registered in the name of the Depositary or its nominee, and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the Depositary of the depositories for Euroclear Bank S.A./N.V., as operator of Euroclear and for Clearstream, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. Until such time as the Restricted Period in respect of securities of a series shall have terminated, such temporary Global Securities shall be referred to herein as "TEMPORARY REGULATION S GLOBAL SECURITIES". On or after the termination of the Restricted Period, interests in any Temporary Regulation S Global Security of a series shall be exchangeable for corresponding interests in an unrestricted

Regulation S Global Security of the same series (each a "REGULATION S GLOBAL SECURITY") in fully registered form without interest coupons, substantially in the form set forth in Section 2.02 and Section 2.03, with such applicable legends as are provided for in Section 2.02 and Section 2.04 and in accordance with the immediately following paragraph.

              (ii) Interests in a Temporary Regulation S Global Security of a series may be exchanged for interests in a Regulation S Global Security of the same series only on or after the termination of the Restricted Period with respect to such securities after delivery by a beneficial owner of an interest therein to Euroclear or Clearstream of a written certification (an "OWNER SECURITIES CERTIFICATION") substantially in the form of Annex C-1 hereto, and upon delivery by Euroclear or Clearstream to the Trustee of a written certification (a "DEPOSITORY SECURITIES CERTIFICATION") substantially in the form attached hereto as Annex C-2. Upon receipt of such certification, the Trustee shall exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Regulation S Global Security.

       Upon:

              (A)    the expiration of the Restricted Period,

              (B) receipt by Euroclear or Clearstream, as the case may be, and the Paying Agent of the certificates described in the preceding paragraph,

              (C)    receipt by the Depositary of

                     (i) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security for which the necessary certificates have been delivered, and

                     (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or Clearstream account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and

              (D) receipt by the Trustee of notification from the Depositary of the transactions described in (C) above, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Temporary Regulation S Global Security and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer. The aggregate principal amount of a Regulation S Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as herein after provided.

              (iii) Until such time as the Restricted Period shall have terminated, investors may hold interests in the Temporary Regulation S Global Security only through Euroclear and Clearstream, unless delivery of such beneficial interest upon transfer shall be made through a Restricted Global Security in accordance with the certification requirements discussed below in Section 3.05(b)(iv).

       (c) Securities of a series offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (each, a "RESTRICTED GLOBAL SECURITY"), in fully registered form without interest coupons, substantially in the form of Security set forth in Section 2.02 and 2.03 with such applicable legends as are provided for in
Section 2.02 and Section 2.04, except as otherwise permitted herein. Such Global Securities shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. The aggregate principal amount of a Restricted Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.

       (d) Securities that are to be offered and sold to Institutional Accredited Investors that are not Qualified Institutional Buyers, sold in each case to an Institutional Accredited Investor that has executed and delivered to the Trustee, as Security Registrar, a letter substantially in the form of Annex E hereto (an "ACCREDITED INVESTOR LETTER"), shall be issued in definitive, fully registered form without interest coupons, substantially in the form set forth in
Section 2.02 and Section 2.03, with such applicable legends as are provided for in Section 2.02 and Section 2.04. The Securities sold to Institutional Accredited Investors in accordance with the foregoing sentence (individually, a "CERTIFICATED SECURITY" and collectively, the "CERTIFICATED SECURITIES") shall not be issued in the form of

Global Securities. Certificated Securities acquired from the initial purchasers named in the Purchase Agreement in respect of the Securities of such series may be transferred initially only to Qualified Institutional Buyers in accordance with Rule 144A, to a transferee who will acquire such security in reliance on Regulation S or pursuant to Rule 144 under the Securities Act, if available, and exchanged for interests in Global Securities pursuant to Section 3.05(b)(v). Certificated Securities shall be duly executed by the Company and authenticated by the Trustee as provided herein, and shall be registered in the name of the Institutional Accredited Investor purchasing such Security and shall bear the Restricted Securities Legend.

       Section 2.02. FORM OF FACE OF SECURITY.

       [INSERT ANY LEGEND AS REQUIRED BY SECTION 2.04]

       [INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS thereunder.]

                        Marsh & McLennan Companies, Inc.

                          [Insert title of Securities]

No. .........                                                         $ ........

       Marsh & McLennan Companies, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "COMPANY", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
................................................, or registered assigns, the principal sum of $__________ Dollars on
........................................................., [IF THIS SECURITY IS
TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- and to pay interest thereon from
................. or from the most recent Interest Payment Date to which interest has been paid or as duly provided for, semi-annually on ............ and
............. in each year, commencing ........., ........., at the rate of ....%
per annum, until the principal hereof is paid or made available for payment [IF APPLICABLE, THEN INSERT --, PROVIDED that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of .....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand], [IF ORIGINAL SECURITIES ARE NOT ALSO REGISTERED SECURITIES, THEN INSERT, AS APPROPRIATE, -- PROVIDED, HOWEVER, that upon the occurrence of certain events (a "REGISTRATION DEFAULT"), as provided in the Registration Rights Agreement, Special Interest shall accrue (in addition to the stated interest on the Securities) at an additional annual rate of 0.50% immediately following the Registration Default until the Registration Default is cured, as provided in the Registration Rights Agreement. Notwithstanding the existence of more than one Registration Default, in no event shall Special Interest accrue at an annual rate in excess of 0.50%. Interest accruing as a result of a Registration Default is referred to herein as "SPECIAL INTEREST".

       Whenever in this Security or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Special Interest (if applicable) payable as described in the preceding paragraph to the extent that, in such context, Special Interest is, was or would be payable in respect of such Security and express mention of the payment of Special Interest (if applicable) in any provisions of this Security shall not be construed as excluding Special Interest in those provisions of this Security where such express mention is not made.

       Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.]

       The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ....... or ....... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

       [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest on interest shall be legally
enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

       Payment of the principal of (and premium, if any) and [IF APPLICABLE, INSERT -- any such] interest on this Security shall be made at the office or agency of the Company maintained for that purpose in ............, [IF
APPLICABLE, INSERT -- in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [IF APPLICABLE, INSERT -- or such other currencies] [IF APPLICABLE, INSERT --; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
                                 MARSH & MCLENNAN COMPANIES, INC.

                                 By:
                                    --------------------------------------------
Attest:

..........................................

       Section 2.03. FORM OF REVERSE OF SECURITY. This Security is one of a duly authorized issue of securities of the Company (herein called the "SECURITIES"), issued and to be issued in one or more series under an Indenture, dated as of March 19, 2002 (herein called the "INDENTURE", which term shall have the meaning assigned to it in such instrument), between the Company and State Street Bank and Trust Company, as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. [IF APPLICABLE, INSERT -- This Security is one of the series designated on the face hereof, [initially] limited in aggregate principal amount to $____________.]

       [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than 30 days' but no more than 60 days' notice by mail,
[IF APPLICABLE, INSERT -- (1) on ........... in any year commencing with the year ...... and ending with the year ...... through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [IF APPLICABLE, INSERT -- on or after ..........,
20..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [IF APPLICABLE, INSERT -- on or before ..............., ...%, and if redeemed] during the 12-month period beginning ............. of the years indicated,


                          Redemption                              Redemption
       Year                  Price                 Year             Price
--------------------  --------------------  -----------------  -----------------



and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

       [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than 30 days' but no more than 60 days' notice by mail,
(1) on ............ in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at the
Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [IF APPLICABLE, INSERT -- on or after ............], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............ of the years indicated,

                             Redemption Price
                              For Redemption              Redemption Price For
                             Through Operation            Redemption Otherwise
                                  of the                 Than Through Operation
Year                           Sinking Fund               of the Sinking Fund
----                         -----------------           ----------------------






and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

       [IF APPLICABLE, INSERT -- Notwithstanding the foregoing, the Company shall not, prior to ............., redeem any Securities of this series as contemplated by [IF APPLICABLE, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .....% per annum.]

       [IF APPLICABLE, INSERT -- The sinking fund for this series provides for the redemption on ............ in each year beginning with the year ....... and ending with the year ...... of [IF APPLICABLE, INSERT -- not less than
$.......... ("MANDATORY SINKING FUND") and not more than] $......... aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [IF APPLICABLE, INSERT -- mandatory] sinking fund payments may be credited against subsequent [IF APPLICABLE, INSERT -- mandatory] sinking fund payments otherwise required to be made [IF APPLICABLE, INSERT --, in the inverse order in which they become due].]

       [IF THE SECURITY IS SUBJECT TO REDEMPTION OF ANY KIND, INSERT -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.]

       [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

       [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- INSERT FORMULA FOR DETERMINING THE AMOUNT. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

       As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

       The Securities of this series are issuable only in registered form without coupons in denominations of [IF OTHER THAN A CERTIFICATED SECURITY, THEN INSERT -- $1,000 and any integral multiple thereof] [if a CERTIFICATED SECURITY, THEN INSERT -- $250,000 and any integral multiple of $1,000 in excess thereof]. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

       No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

       This Security shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws.

       Section 2.04. FORM OF LEGEND FOR SECURITIES. Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Security that is a Global Security, a Restricted Security or a Regulation S Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms, as appropriate:

[IF THE SECURITY IS A RESTRICTED SECURITY OR A TEMPORARY REGULATION S SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO MARSH & MCLENNAN COMPANIES, INC. OR ANY OF ITS SUBSIDIARIES, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO MARSH & MCLENNAN COMPANIES, INC. THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE SECURITIES, THE HOLDER MUST TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND MARSH & MCLENNAN COMPANIES, INC. SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT

SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS PROVISIONS REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.]

       [IF THE SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN SECTION 305(b) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

       [IF THE SECURITY IS A REGULATION S SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

       [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

       [IF THE SECURITY IS A GLOBAL SECURITY AND DTC IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT B UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST

COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

       [IF THE SECURITY IS A CERTIFICATED SECURITY, THEN INSERT -- THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD A MINIMUM OF AGGREGATE BENEFICIAL INTEREST IN SUCH GLOBAL SECURITY OF AT LEAST TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000).]

       Section 2.05. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication shall be in substantially the following form:

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            State Street Bank and Trust Company,
                                                     AS TRUSTEE

                                                 By_____________________________
                                                   AUTHORIZED OFFICER

                                   ARTICLE 3
                                 THE SECURITIES

       Section 3.01. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company, and set forth in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto:

       (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

       (2) any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series);

       (3) the date or dates on which the principal of the Securities of the series is payable;

       (4) the rate or rates at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any;

       (5) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of Holders to whom interest is payable on any such Interest Payment Dates;

       (6) the right, if any, to extend the interest payment periods and the duration of such extension;

       (7) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

       (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in participation of future sinking fund obligations) or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

       (9) if other than as set forth in this Indenture, the form of the Securities of the series including the form of the Trustee's certificate of authentication for such series;

       (10) if other than denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

       (11) any and all other terms with respect to such series (which terms shall not be inconsistent with the terms of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of that series;

       (12) whether the Securities will be convertible into shares of common stock or other securities of the Company and, if so, the terms and conditions upon which such Securities will be so convertible, including the conversion price and the conversion period;

       (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.01;

       (14) any additional or different Events of Default or restrictive covenants provided for with respect to the Securities of the series;

       (15) any provisions granting special rights to Holders when a specified event occurs; and

       (16) any special tax implications of the notes, including provisions for original issue discount securities, if offered;

       (17) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding";

       (18) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

       (19) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, which shall be DTC if no Depositary is specified, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in
Section 2.04, whether such Global Securities shall be in the form of Restricted Securities or Regulation S Securities and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 3.05(a) in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof; and

       (20) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts.

       All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.

       If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

       Section 3.02. DENOMINATIONS. The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

       Section 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer or one of its Vice Presidents and attested by an officer. The signature of any of these officers on the Securities may be manual or facsimile.

       Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

       At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed on behalf of the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to authorization provided by one or more Board Resolutions as permitted by Section 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

              (1) if the form of such Securities has been established by or pursuant to authorization provided by Board Resolution as permitted by
       Section 3.01, that such form has been established in conformity with the provisions of this Indenture;

              (2) if the terms of such Securities have been established by or pursuant to authorization provided by Board Resolution as permitted by
       Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

              (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

       If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

       Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

       Each Security shall be dated the date of its authentication.

       No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

       Section 3.04. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

       If temporary Securities of any series are issued, the Company shall cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

       SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE;
                     CERTAIN TRANSFERS AND EXCHANGES.

       (a) REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

       Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

       Subject to this Section 3.05(a) and Section 3.05(b), at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

       All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

       Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

       Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Security Register. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, Section 9.04or
Section 11.03 not involving any transfer.

       If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 11.02(b) and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

       The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

              (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

              (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security of any series may be exchanged in whole or in part for Securities of that series registered, and no transfer of a Global Security of a series in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary has not been appointed by the Company within 90 days of receipt by the Company of such notification or (ii) has ceased to be a clearing agency registered under the Exchange Act and a successor Depositary has not been appointed by the Company within 90 days after the Company became aware of such cessation, (B) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Certificated Securities or (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security. Any Global Security of a series exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part and any Global Security of a series exchanged pursuant to clause (B) or (C) above may be exchanged in whole or from time to time in part as directed by the Company or the Trustee. In addition, beneficial interests in Global Securities of a series may be exchanged for non-global, Certificated Securities of such series upon request by or on behalf of the Depositary upon not less than 60 days' prior written notice to the Trustee, with a copy of such notice delivered to the Company.

              (3) Securities issued in exchange for a Global Security of a series or any portion thereof pursuant to clause (2) above shall be issued in definitive, registered form without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security of a series to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security of a series to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced by an amount equal to the portion thereof to be so exchanged by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery a Security of such series issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

              (4) In the event of the occurrence of any of the events specified in clause (2) above, the Company shall promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, registered form without interest coupons.

              (5) No Agent Members nor any other Persons on whose behalf Agent Members may act (including Euroclear and Clearstream and account holders and participants therein and any holder or owner of any beneficial interest in any Global Security) shall have any rights under the Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Security. Neither the Company, the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary or by any Agent Member or any other Person that acquires a beneficial interest in a Security. Neither the Trustee nor the Depositary shall have any duty or obligation to monitor compliance with any restrictions on transfer with respect to the transfer of any interest in the Securities (including transfers between Agent Members or any such other Persons that acquire a beneficial interest in a Security) other than to require delivery of any documents or certificates specifically required by this Indenture.

       (b) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.05(b) shall be made only in accordance with this Section 3.05(b).

              (i) LIMITATION ON TRANSFERS OF A GLOBAL SECURITY. A Global Security of a series may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; PROVIDED that this clause (i) shall not prohibit any transfer of a Security of a series that is issued in exchange for a Global Security of that series but is not itself a Global Security pursuant to (a). No transfer of a Security of a series to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.05(b)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 3.05(b).

              (ii) RESTRICTED GLOBAL SECURITY TO TEMPORARY REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.05(b)(ii). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-1 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Temporary Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Clearstream or both, as the case may
       be) a beneficial interest in the Temporary Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

              (iii) RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.05(b)(iii). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-2 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global

       Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

              (iv) TEMPORARY REGULATION S GLOBAL SECURITY OR REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY. If the holder of a beneficial interest in a Temporary Regulation S Global Security or a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.05(b)(iv). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred,
       (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, and to increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, was reduced upon such transfer.

              (v) NON-GLOBAL RESTRICTED SECURITY TO GLOBAL SECURITY. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or a portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, in each case, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.05(b)(v). Upon receipt by (1) the Depositary of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, the Euroclear and Clearstream account for which such Agent Member's account is held, or if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest, and (C) an appropriately completed certificate substantially in the form set forth in Annex D-1 hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or Annex D-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security, given by the holder of such beneficial interest, and (2) the Trustee of (A) the Restricted Security to be so transferred, (B) the notification from the Depositary of the transaction described in (1) above and (C) the certificate described in (1)(C) above, the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in (a) and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 3.05(b)(i)(ii).

              The Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Security unless the Trustee and the Company are satisfied that such transfer or exchange is being effected in compliance with the restrictions on transfer as set forth in this Indenture and in such Security. In addition, in connection with a transfer of a Certificated Security by an Institutional Accredited Investor, such Institutional Accredited Investor shall be required, prior to such transfer, to furnish to the Company and the Trustee such certifications, legal opinions or other information as they or either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

              (vi) OTHER EXCHANGES. (1) In the event that a Global Security or any portion thereof is exchanged for Securities other than Global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) through (v) above and (vii) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 (if available) or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee; PROVIDED that except as permitted in (3) hereof, no beneficial interest in a Temporary Regulation S Global Security shall be exchangeable for a definitive Security until the expiration of the Restricted Period and then only if the certifications described in Section 2.01 shall have been provided in respect of such interest.

              (2) Subject to Section 2.01(d), in connection with a transfer of a Restricted Security or of an interest therein to an Institutional Accredited Investor, such Institutional Accredited Investor shall be required, prior to such transfer, to furnish to the Company and the Trustee, an appropriately completed certificate substantially in the form of Annex E and such other certifications, legal opinions or other information as they or either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; PROVIDED, HOWEVER, that the purchaser of a Certificated Security directly from the initial purchaser thereof named as such in the Purchase Agreement in respect of the securities of such series may, so long as such security is a Restricted Security, transfer such security only in accordance with Section 3.05(b)(v) above.

              (3) Notwithstanding any other provision of this Section 3.05, an initial purchaser named as such in the Purchase Agreement in respect of the Securities of a series may exchange beneficial interests in the Temporary Regulation S Global Securities of that series held by it for one or more Restricted Securities of that series (including an interest in the Restricted Global Security of that series) upon delivery by such initial purchaser of instructions for such exchange substantially in the form of Annex F. Upon receipt of the instruction described in the preceding sentence, the Trustee shall instruct the Depositary to reduce the principal amount of a Temporary Regulation S Global Security by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred and either (A) the Trustee shall instruct the Depositary to increase the principal amount of the Restricted Global Security and credit or cause to be credited to the account of such initial purchaser a beneficial interest in such Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer or (B) authenticate and deliver one or more Restricted Securities in definitive form and in the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Security to be so transferred, pursuant to the instructions described in the first sentence of this paragraph.

              (vii) INTERESTS IN TEMPORARY REGULATION S GLOBAL SECURITY TO BE HELD THROUGH EUROCLEAR OR CLEARSTREAM. Until the termination of the Restricted Period, interests in the Temporary Regulation S Global Securities may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream, PROVIDED that this clause (viii) shall not prohibit any transfer in accordance with Section 3.05(b)(iv) hereof.

              (viii) In addition to the foregoing, the Trustee, as Security Registrar, shall effect and register, upon receipt of a written request from the Company to do so, a transfer not otherwise permitted by this
       Section 3.05(b), such registration to be done in accordance with the otherwise applicable provisions of this Section 3.05, upon the furnishing by the proposed transferor or transferee of a written opinion of counsel (which opinion and counsel are satisfactory to the Company and the Trustee) to the effect that, and such other certifications or information as the Company or the Trustee may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Company may require such transfer to be effected by the issuance of Certificated Securities.

       (c) SECURITIES ACT LEGENDS. Restricted Securities and their Successor Securities shall bear the legends required by Section 2.02 and Section 2.04, subject to the following:

              (i) subject to the following Clauses of this Section 3.05(c), a Security of a series or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security of that series or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

              (ii) subject to the following Clauses of this Section 3.05(c), a new Security of a series which is not a Global Security and is issued in exchange for another Security of that series (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, PROVIDED that, if such new Security is required pursuant to Section 3.05(b)(iv) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

              (iii) Registered Securities and Regulation S Securities that are not Temporary Regulations S Securities shall not bear a Securities Act Legend;

              (iv) at any time after the Securities of a series may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security of that series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article 3;

              (v) a new Security of a series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article 3; and

              (vi) notwithstanding the foregoing provisions of this Section 3.05(c), a Successor Security of a Security of a series that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security of that series bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article 3.

Section 3.06. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company's request the Trustee (subject to the next succeeding sentence) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the

Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

       Every replacement Security issued pursuant to the provisions of this Section shall constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

       Section 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

       Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at the Company's election in each case, as provided in Clause (1) or (2) below:

       (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in
Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

       (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

       Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

       Section 3.08. PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

       Section 3.09. CANCELLATION. All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any Paying Agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company at the time of such surrender, the Trustee shall deliver to the Company canceled Securities held by the Trustee. In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Company. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

       Section 3.10. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

       Section 3.11. ISSUANCE OF ADDITIONAL SECURITIES. The Company may, subject to Article 10 of this Indenture and applicable law, issue additional Securities of any series under this Indenture. All Securities designated as part of a series of Securities (whether Original Securities, Exchange Securities or additional Securities issued pursuant to this Section) shall be treated as a single series for all purposes under this Indenture.


                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

       Section 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. If at any time:
(a) the Company shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 3.06) and Securities for whose payment money or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company (and thereupon repaid to the Company or discharged from such trust, as provided in Section 4.05); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or Governmental Obligations sufficient or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Company then this Indenture shall thereupon cease to be of further effect with respect to such series except for the provisions of Sections 3.02, 3.05, 3.06, 3.07, 6.10, 10.01, 10.02, and 10.03, that shall survive until the date of maturity or redemption date, as the case may be, and Sections 4.05 and 6.06 that shall survive to such date and thereafter, and the Trustee, on demand of the Company and at the cost and expense of the Company shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

       Section 4.02. DISCHARGE OF OBLIGATIONS. If at any time all such Securities of a particular series not heretofore delivered to the Trustee for cancellation or that have not become due and payable as described in Section
4.01 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds moneys or an amount of Governmental Obligations sufficient to pay at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to such series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 3.02, 3.05, 3.06, 3.07, 4.05, 6.10, 10.01, 10.02, and 10.03 hereof that shall survive until such Securities shall mature and be paid. Thereafter, Sections 4.05 and
6.06 shall survive.

       Section 4.03. DEPOSITED MONEYS TO BE HELD IN TRUST. All moneys or Governmental Obligations deposited with the Trustee pursuant to Section 4.01 or
4.02 shall be held in trust and shall be available for payment as due, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.

       Section 4.04. PAYMENT OF MONEYS HELD BY PAYING AGENTS. In connection with the satisfaction and discharge of this Indenture all moneys or Governmental Obligations then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys or Governmental Obligations.

       Section 4.05. REPAYMENT TO COMPANY. Any moneys or Governmental Obligations deposited with any Paying Agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the Holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, shall upon request of the Company, be repaid to the Company or (if then held by the Company) shall be discharged from such trust; and thereupon the Paying Agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the Holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.

                                   ARTICLE 5
                                    REMEDIES

       Section 5.01. EVENTS OF DEFAULT. (a) "EVENT OF DEFAULT", wherever used herein with respect to Securities of any series, means any one of the following events that has occurred and is continuing:

              (1) the Company defaults in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 60 days; PROVIDED, HOWEVER, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of interest for this purpose;

              (2) the Company defaults in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; PROVIDED, HOWEVER, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any;

              (3) the Company fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or otherwise established with respect to that series of Securities pursuant to Section 2.01 or 3.01 hereof (other than a covenant or agreement that has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities of that series at the time Outstanding;

              (4) the Company pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors; or

              (5) a court of competent jurisdiction enters an order under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company for all or substantially all of their respective property, or (iii) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days.

       (b) In each and every such case, unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the principal of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in this Indenture or in the Securities of that series or established with respect to that series pursuant to Section 2.01 or 3.01 to the contrary.

       (c) At any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Holders of a majority in aggregate principal amount of the Securities of that series then Outstanding hereunder, by written notice to the Company and the Trustee, may rescind and annul such declaration and its Consequences if: (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 6.06, and (ii) any and all Events of Default under the Indenture with respect to such series, other than the nonpayment of principal on Securities of that series that shall not have become due by their terms, shall have been remedied or waived as provided in Section 5.08.

       No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

       (d) In case the Trustee shall have proceeded to enforce any right with respect Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

       Section 5.02. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

       (1) The Company covenants that (1) in case it shall default in the payment of any installment of interest on any of the Securities of a series, or any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, and such default shall have continued for a period of 90 Business Days, or (2) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 6.06.

       (2) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series, wherever situated.

       (3) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Company, or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of Securities of such series allowed for the entire amount due and payable by the Company under the indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 6.06 and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized each of the Holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it under Section 6.06.

       (4) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 6.06 be for the ratable benefit of the Holders of the Securities of such series.

       In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

       Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

       Section 5.03. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              FIRST: To the payment of all amounts due the Trustee under Section 6.06;

              SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

              THIRD: To the Company.

       Section 5.04. LIMITATION ON SUITS. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

       (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

       (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

       (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

       (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

       (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

       Section 5.05. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the

Trustee and the Holders shall continue as though no such proceeding had been instituted.

       Section 5.06. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

       Section 5.07. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

       Section 5.08. CONTROL BY HOLDERS. The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; PROVIDED, HOWEVER, that such direction shall not be in conflict with any rule of law or with this Indenture or be unduly prejudicial to the rights of Holders of Securities of any other series at the time Outstanding. Subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability. The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding affected thereby, may on behalf of the Holders of all the Securities of such series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 3.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, of the Securities of that series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 5.01(c)). Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

       Section 5.09. UNDERTAKING TO PAY FOR COSTS. All parties to this Indenture agree, and each Holder of any Securities by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of a claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.


                                    ARTICLE 6
                                   THE TRUSTEE

       Section 6.01. CERTAIN DUTIES AND RESPONSIBILITIES.

       (a) The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, shall undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

       (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

              (1) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:

                     (i) the duties and obligations of the Trustee shall with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                     (ii) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to the Securities of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

              (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

              (4) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.


       Section 6.02. CERTAIN RIGHTS OF TRUSTEE.

       Subject to the provisions of Section 6.01:

              (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (2) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company, by the Chairman, the Chief Executive Officer, the Chief Financial Officer or any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer thereof (unless other evidence in respect thereof is specifically prescribed herein);

              (3) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

              (4) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

              (5) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

              (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing so to do by the Holders of not less than a majority in principal amount of the Outstanding Securities of the particular series affected thereby PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

              (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


       Section 6.03. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to
Section 3.01, or for the use or application of any moneys received by any Paying Agent other than the Trustee.

       Section 6.04. MAY HOLD SECURITIES. The Trustee or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

       Section 6.05. MONEY HELD IN TRUST. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

       Section 6.06. COMPENSATION AND REIMBURSEMENT.

       (1) The Company covenants and agrees to pay to the Trustee, and the Trustee shall be entitled to, such reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Company, and the Trustee may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, except as otherwise expressly provided herein, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

       (2) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

       Section 6.07. RELIANCE ON OFFICERS' CERTIFICATE. Except as otherwise provided in Section 6.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

       Section 6.08. DISQUALIFICATION; CONFLICTING INTERESTS. If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

       Section 6.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

       Section 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

       (1) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first class postage prepaid, to the Holders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Security Holder of that series who has been a bona fide Holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

       (2)    In case at any time any one of the following shall occur:

              (a)    the Trustee shall fail to comply with the provisions of
Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security or Securities for at least six months; or

              (b) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder; or

              (c) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, unless the Trustee's duty to resign is stayed as provided herein, any Holder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of that Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

       (3) The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the consent of the Company.

       (4) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

       (5) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

       Section 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

       (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee's co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

       (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

       (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

       (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Holders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

       Section 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

       Section 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

       Section 6.14. APPOINTMENT OF AUTHENTICATING AGENT. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

       Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent (including the authenticating agency contemplated by this Indenture), shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

       An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor

Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

       The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.06.

       If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            State Street Bank and Trust Company,
                                                                      AS TRUSTEE


                                       By......................................,
                                                         AS AUTHENTICATING AGENT


                                       By.......................................
                                                              AUTHORIZED OFFICER


                                    ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

       Section 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company shall furnish or cause to be furnished to the Trustee:

       (1) on a monthly basis on each Regular Record Date a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of each series of Securities as of such Regular Record Date, PROVIDED that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company, and

       (2) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; PROVIDED, HOWEVER, that, in either case, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.

       Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

       (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and as to the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

       (2)    The Trustee may destroy any list furnished to it as provided in
Section 5.01 upon receipt of a new list so furnished.

       (3) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Securities.


       Section 7.03. REPORTS BY TRUSTEE.

       (1) On or before July 15 in each year in which any of the Securities are Outstanding, the Trustee shall transmit by mail, first class postage prepaid, to the Holders, as their names and addresses appear upon the Security Register, a brief report as of the preceding May 15, if and to the extent required under Section 313(a) of the Trust Indenture Act.

       (2) The Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

       (3) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange.


       Section 7.04. REPORTS BY COMPANY.

       (a) The Company covenants and agrees to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to
Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

       (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

       (c) The Company covenants and agrees to transmit by mail, first class postage prepaid, or reputable over-night delivery service that provides for evidence of receipt, to the Holders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                   ARTICLE 8
                              SUCCESSOR CORPORATION

       Section 8.01. COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

       (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

       (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

       (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

       Section 8.02. SUCCESSOR SUBSTITUTED. Upon any consolidation of the Company with, or merger of the company into, any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in accordance with Section 8.01 above, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the Offered Securities.

       Section 8.03. EVIDENCE OF CONSOLIDATION, ETC. TO TRUSTEE. The Trustee, subject to the provisions of Section 6.01, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article.


                                   ARTICLE 9
                             SUPPLEMENTAL INDENTURES

       Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Holders, for one or more of the following purposes:

       (1) to cure any ambiguity, defect, or inconsistency herein, in the Securities of any series;

       (2)    to comply with Article 8;

       (3) to provide for uncertificated Securities in addition to or in place of Certificated Securities;

       (4) to add to the covenants of the Company for the benefit of the Holders of all or any Series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

       (5) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;

       (6) to make any change that does not adversely affect the rights of any Holder in any material respect; or

       (7) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in Section 3.01 to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the Holders of any series of Securities.

       The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

       Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

       Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding, the Company, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the Holders of the Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holders of each Security then Outstanding and affected thereby, (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture.

       It shall not be necessary for the consent of the Holders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

       Section 9.03. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of
Section 8.01, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

       Section 9.04. SECURITIES AFFECTED BY SUPPLEMENTAL INDENTURES. Securities of any series, affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 8.01, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.

       Section 9.05. EXECUTION OF SUPPLEMENTAL INDENTURES. Upon the request of the Company, accompanied by its Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not obligated to enter into such supplemental indenture. The Trustee, subject to the provisions of Section 6.01 may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof; PROVIDED, HOWEVER, that such Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 3.01 hereof.

       Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Holders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.


                                   ARTICLE 10
                                    COVENANTS

       Section 10.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.

       Section 10.02. MAINTENANCE OF OFFICE OR AGENCY. So long as any series of the Securities remain Outstanding, the Company agrees to maintain an office or agency in the Borough of Manhattan, the City and State of New York, with respect to each such series and at such other location or locations as may be designated as provided in this Section 10.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its Chairman or a Vice President and delivered to the trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

       Section 10.03. PAYING AGENTS. (a) If the Company shall appoint one or more Paying Agents for all or any series of the Securities, other than the Trustee, the Company will cause each such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

              (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;

              (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

              (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

              (4) that it will perform all other duties of Paying Agent as set forth in this Indenture.

       (b) If the Company shall act as its own Paying Agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of this Action or failure so to act.

       (c) Notwithstanding anything in this Section to the contrary, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 4.05, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

       Section 10.04. APPOINTMENT TO FILL VACANCY IN OFFICE OF TRUSTEE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all be a Trustee hereunder.

       Section 10.05. COMPLIANCE WITH CONSOLIDATION PROVISIONS. The Company will not, while any of the Securities remain Outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other company unless the provisions of Article 8 hereof are complied with.

       Section 10.06. LIMITATION ON LIENS ON STOCK OF SIGNIFICANT SUBSIDIARIES. The Company will not, and it will not permit any Subsidiary of the Company to, at any time directly or indirectly create, assume, incur or permit to exist any Indebtedness secured by a pledge, lien or other encumbrance (any pledge, lien or other encumbrance being hereinafter in this Section referred to as a "LIEN") on the voting stock of Marsh Inc., Putnam Investments LLC or Mercer Consulting Group, Inc. (each a "SIGNIFICANT SUBSIDIARY") without making effective provision whereby the Securities of any series then Outstanding (and, if the Company so elects, any other Indebtedness of the Company that is not subordinate to the Securities of such series and with respect to which the governing instruments require, or pursuant to which the Company is otherwise obligated or required, to provide such security) shall be equally and ratably secured with such secured Indebtedness so long as such other Indebtedness shall be so secured.

       "INDEBTEDNESS" of any person means the principal of and premium, if any, and interest due on indebtedness of such Person, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which is (a) indebtedness for money borrowed, and (b) any amendments, renewals, extensions, modifications and refundings of any such indebtedness. For the purposes of this definition, "indebtedness for money borrowed" means (i) any obligation of, or any obligation guaranteed by, such Person for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) any obligation of, or any such obligation guaranteed by, such Person evidenced by bonds, debentures, notes or similar written instruments, including obligations assumed or incurred in connection with the acquisition of property, assets or businesses (provided, however, that the deferred purchase price of any business or property or assets shall not be considered Indebtedness if the purchase price thereof is payable in full within 90 days from the date on which such indebtedness was created), and (iii) any obligations of such Person as lessee under leases required to be capitalized on the balance sheet of the lessee under GAAP and leases of property or assets made as part of any sale and lease-back transaction to which such Person is a party. For purposes of this Section only, Indebtedness also includes any obligation of, or any obligation guaranteed by, any Person for the payment of amounts due under a swap agreement or similar instrument or agreement, or under a foreign currency hedge or similar instrument or agreement.

       If the Company shall hereafter be required to secure the Securities of any series equally and ratably with any other Indebtedness pursuant to this Section, (i) the Company will promptly deliver to the Trustee an Officers' Certificate stating that this Section has been complied with, and an Opinion of Counsel stating that in the opinion of such counsel this Section has been complied with and (ii) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the Holders of the Securities of any series so secured.

       Section 10.07. DELIVERY OF CERTAIN INFORMATION. If a series of Securities includes Rule 144A Securities, at any time when the Company is not subject to
Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security of that series, the Company shall promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder, to a prospective purchaser who is a "qualified institutional buyer", within the meaning of Rule 144A under the Securities Act, designated by such Holder or to the Trustee for delivery to such Holder or prospective purchaser in order to permit compliance by such Holder with Rule 144A in connection with the resale of such Security or of a beneficial interest therein by such Holder; PROVIDED, HOWEVER, that unless otherwise specified as contemplated by Section 3.01, the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the date such Security (or any Predecessor Security) was acquired from the Company. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act as in effect from time to time.

                                   ARTICLE 11
              REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS

       Section 11.01. REDEMPTION. The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 3.01 hereof.

       Section 11.02. NOTICE OF REDEMPTION.

       (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved so to do, the Company shall, or shall cause the Trustee to, give notice of such redemption to Holders of the Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 90 days before the date fixed for redemption of that series to such Holders at their last addresses as they shall appear upon the Security Register unless a shorter period is specified in the Securities to be redeemed. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered Holder receives the notice. In any case, failure duly to give such notice to the Holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

       Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state that such Securities may be presented for redemption at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the Holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

       (b) If the Trustee is to provide notice to the Holders of Securities in accordance with Section 11.02(a) above, for a partial or full redemption, the Company shall give the Trustee at least 45 days notice in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and that may provide for the selection of a portion or portions (equal to one thousand U.S. dollars ($1,000) or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than $1,000, the Securities to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part.

       The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its Chairman, its Chief Executive Officer, its Chief Financial Officer or any Vice President, instruct the Trustee or any Paying Agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such Paying Agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such Paying Agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such Paying Agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such Paying Agent to give any notice by mail that may be required under the provisions of this Section.

       Section 11.03. PAYMENT UPON REDEMPTION.

       (a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption and interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the Place of Payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the interest installment payable on such date shall be payable to the registered Holder at the close of business on the applicable record date pursuant to
Section 3.07).

       (b) Upon presentation of any security of such series that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the Holder thereof, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

       Section 11.04. SINKING FUND. The provisions of Section 11.04, 11.05 and
11.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

       The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.05. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

       Section 11.05. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. The Company (i) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (ii) may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

       Section 11.06. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 11.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.02. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.03.

       IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.

                                        MARSH & MCLENNAN COMPANIES, INC.



                                        By /s/ Sandra S. Wijnberg
                                           -------------------------------------
                                           Name: Sandra S. Wijnberg
                                           Title: Chief Fianancial Officer

Attest:

/s/ Mark Dallara
-------------------------
Mark Dallara
Vice President and Counsel
                                        STATE STREET BANK AND TRUST
                                        COMPANY, as Trustee


                                        By /s/ Roland S. Gustafsen
                                           -------------------------------------
                                           Name: Roland S. Gustafsen
                                           Title: Assistant Vice President

Attest:

/s/ Patrick E. Thebado
-------------------------
Patrick E. Thebado
Vice President

                                                                       ANNEX A-1


                         FORM OF TRANSFER CERTIFICATE -
                          RESTRICTED GLOBAL SECURITY TO
                     TEMPORARY REGULATION S GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.05(b)(ii))
                                of the Indenture)


STATE STREET BANK AND TRUST COMPANY, as Trustee
2 Avenue de Lafayette
6th Floor
Boston, MA 02111

              Re: [title of series] of Marsh & McLennan Companies, Inc. (the
                  -----------------------------------------------------------
                  "SECURITIES")
                  -------------

       Reference is hereby made to the Indenture, dated as of March 19, 2002 (the "INDENTURE"), between Marsh & McLennan Companies, Inc. (the "COMPANY") and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

       This certificate relates to U.S. $_____________ aggregate principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. _________) and held with the Depositary in the name of [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Temporary Regulation S Global Security (CUSIP No. _____________), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both.

       In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and accordingly the Transferor does hereby further certify that:

       (a) the offer of the Securities was not made to a person in the United States;

       (b)    either:

              (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

              (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

       (c) no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

       (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

       (e) upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depositary through Euroclear or Clearstream or both.

       We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _______ with the Company relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                  [Insert Name of Transferor]



                                        By _____________________________________
                                           Name:
                                           Title:


                        (If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                                                       ANNEX A-2


                         FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY
                      REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.05(b)(iii)
                                of the Indenture)

STATE STREET BANK AND TRUST COMPANY, as Trustee
2 Avenue de Lafayette
6th Floor
Boston, MA 02111

               Re: [title of series] of Marsh & McLennan Companies, Inc.
                   -----------------------------------------------------
                   (the "SECURITIES")
                   ------------------

       Reference is hereby made to the Indenture, dated as of March 19, 2002 (the "INDENTURE"), between Marsh & McLennan Companies, Inc. (the "COMPANY") and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

       This certificate relates to U.S. $_____________ aggregate principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. _________) and held with the Depositary in the name of [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. _____________).

       In connection with such request and in respect of such Securities, the Transferor does hereby certify that:

       (a) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"):

              (i) the offer of the Securities was not made to a person in the United States;

              (ii)   either:

                     1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                     2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

              (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable; and

              (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

       (b) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

       We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                  [Insert Name of Transferor]



                                        By _____________________________________
                                           Name:
                                           Title:


                                           (If the Transferor is a corporation,
                                           partnership or fiduciary, the title
                                           of the Person signing on behalf of
                                           such registered owner must be
                                           stated.)

                                                                         ANNEX B


                         FORM OF TRANSFER CERTIFICATE --
                    TEMPORARY REGULATION S GLOBAL SECURITY OR
                   REGULATION S GLOBAL SECURITY TO RESTRICTED
                                 GLOBAL SECURITY

                       RESTRICTED GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.05(b)(iv)
                                of the Indenture)

STATE STREET BANK AND TRUST COMPANY, as Trustee
2 Avenue de Lafayette
6th Floor
Boston, MA 02111

               Re:  [title of series] of Marsh & McLennan Companies, Inc.
                    ------------------------------------------------------
                    (the "SECURITIES")
                    ------------------

       Reference is hereby made to the Indenture, dated as of March 19, 2002 (the "INDENTURE"), between Marsh & McLennan Companies, Inc. (the "COMPANY") and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

       This certificate relates to U.S. $_________________ aggregate principal amount of Securities which are evidenced by the Temporary Regulation S Global Security or the Regulation S Global Security (CUSIP No. _________) and held with the Depositary through Euroclear or Clearstream or both in the name of [insert name of transferor] (the "TRANSFEROR") during the Restricted Period. The Transferor has requested a transfer of such beneficial interest in the Securities to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. _________).

       In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated __________ with the Company relating to the Securities.


Dated:                                  [Insert Name of Transferor]



                                        By _____________________________________
                                           Name:
                                           Title:

                                           (If the Transferor owner is a
                                           corporation, partnership or
                                           fiduciary, the title of the Person
                                           signing on behalf of such registered
                                           owner must be stated.)

                                                                       ANNEX C-1


                 FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                 BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                   GLOBAL SECURITY TO EUROCLEAR OR CLEARSTREAM

                         OWNER SECURITIES CERTIFICATION

[EUROCLEAR BANK S.A./N.V.,
  as Operator of the Euroclear
  Clearance System] [or] CLEARSTREAM BANKING,
  SOCIETE ANONYME, LUXEMBOURG]

                       Re: [title of series] of Marsh & McLennan Companies, Inc.
                           -----------------------------------------------------
                           (the "SECURITIES")
                           ------------------

       Reference is hereby made to the Indenture, dated as of March 19, 2002 (the "INDENTURE"), between Marsh & McLennan Companies, Inc. (the "COMPANY") and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

       This certificate relates to U.S. $_________________ aggregate principal amount of Securities which are evidenced by the Temporary Regulation S Global Security (CUSIP No. _________) and held with the Depositary through Euroclear or Clearstream or both in the name of [insert name of holder] (the "Holder").

       In respect of such Securities, the Holder does hereby certify that as of the date hereof, the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

       As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

       We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

       We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated ________ with the Company relating to the Securities.

Date:______________, ____(1)




                                           -------------------------------------
                                           [Name of Person Making Certification]


-------------
       (1) To be dated no earlier than 15 days prior to the transfer or exchange date to which the certification relates.

                                                                       ANNEX C-2


                        FORM OF CERTIFICATION TO BE GIVEN
                    BY THE EUROCLEAR OPERATOR OR CLEARSTREAM,
                                 SOCIETE ANONYME

                       DEPOSITARY SECURITIES CERTIFICATION

STATE STREET BANK AND TRUST COMPANY, as Trustee
2 Avenue de Lafayette
6th Floor
Boston, MA 02111


                      Re:  [title of series] of Marsh & McLennan Companies, Inc.
                           ----------------------------------------------------
                           (the "SECURITIES")
                           ------------------

       Reference is hereby made to the Indenture, dated as of March 19, 2002 (the "INDENTURE"), between Marsh & McLennan Companies, Inc. (the "COMPANY") and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

       This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANIZATIONS") substantially to the effect set forth in the Indenture, as of the date hereof, $__________ aggregate principal amount of the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

       As used herein, "UNITED STATES" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

       We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities.

Dated:



                                       By:______________________________________
                                          [EUROCLEAR BANK SA/N.V.,
                                          as Operator of the Euroclear Clearance
                                          System] [or] [CLEARSTREAM BANKING,
                                          SOCIETE ANONYME LUXEMBOURG]

                                                                       ANNEX D-1


                         FORM OF TRANSFER CERTIFICATE --
                        NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY

                       RESTRICTED GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 3.05(b)(v)
                                of the Indenture)

STATE STREET BANK AND TRUST COMPANY, as Trustee
2 Avenue de Lafayette
6th Floor
Boston, MA 02111


                      Re:  [title of series] of Marsh & McLennan Companies, Inc.
                           -----------------------------------------------------
                           (the "SECURITIES")
                           ------------------

       Reference is hereby made to the Indenture, dated as of March 19, 2002 (the "Indenture"), between Marsh & McLennan Companies, Inc. (the "COMPANY") and State Street Bank & Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

       This certificate relates to $_____________ aggregate principal amount of Securities held in definitive form (CUSIP No. _______) by [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested a transfer of such Securities to a Person that will take delivery in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. ___________).

       In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

       We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated ________ with the Company relating to the Securities.

Dated:                                  [Insert Name of Transferor]



                                        By _____________________________________
                                           Name:
                                           Title:

                                                                       ANNEX D-2

                        FORM OF CERTIFICATE -- NON-GLOBAL
                   RESTRICTED SECURITY TO REGULATION S GLOBAL
                       SECURITY OR TEMPORARY REGULATION S
                                 GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 3.05(b)(v)
                                of the Indenture)

STATE STREET BANK AND TRUST COMPANY, as Trustee
2 Avenue de Lafayette
6th Floor
Boston, MA 02111


                      Re:  [title of series] of Marsh & McLennan Companies, Inc.
                           -----------------------------------------------------
                           (the "SECURITIES")
                           ------------------

       Reference is hereby made to the Indenture, dated as of March 19, 2002 (the "Indenture"), between Marsh & McLennan Companies, Inc. (the "COMPANY") and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

       This certificate relates to $____________ aggregate principal amount of Securities held in definitive form (CUSIP No. _____) by [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested an exchange or transfer of such Securities to a Person that will take delivery in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security or the Temporary Regulation S Global Security (CUSIP No. -----------).

       In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, if available, and accordingly the Transferor does hereby further certify that:

       (a) if the transfer has been effected pursuant to Rule 903 or Rule 904:

              (i) the offer of the Securities was not made to a person in the United States;

              (ii)   either:

                     1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                     2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

              (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

              (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

              (v) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depositary through [Euroclear] [Clearstream]; or

       (b)    if the transfer has been effected pursuant to Rule 144:

              (i) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement, dated ________, between the Company and the representatives of the several purchasers named therein; and

              (ii) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

       We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Securities under the Purchase Agreement, dated _________ with the Company relating to the Securities.

Dated:                                  [Insert Name of Transferor]

                                                                         ANNEX E


                    INSTITUTIONAL ACCREDITED INVESTOR LETTER


Marsh & McLennan Companies, Inc.
1166 Avenue of the Americas
New York, New York 10036

[Insert name and address of initial purchasers]

STATE STREET BANK AND TRUST COMPANY
2 Avenue de Lafayette
6th Floor
Boston, MA 02111


Ladies and Gentlemen:

       In connection with our proposed purchase of [title of securities] (collectively, the "NOTES") of Marsh & McLennan Companies, Inc. (the "ISSUER"), we confirm that:

       1.     We are an "accredited investor" (as defined in Rule 501(a) (1),
(2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT"), purchasing for our own account, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we are able to bear the economic risk of our investment.

       2. We understand and acknowledge that the Notes have not been registered under the Securities Act or any other applicable securities law, and that the Notes may not be offered or sold except as permitted in the following paragraphs.

       We agree that if we should sell any Notes, we will do so only (A) to the Issuer or any subsidiary thereof, (B) pursuant to an effective registration statement under the Securities Act, (C) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, or (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available); and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

       3. We understand that, on any proposed resale of any Notes, we may be required to furnish to the Issuer and the trustee a legal opinion satisfactory to them and such certifications and other information as the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

       4. We are acquiring the Notes for investment purposes and not with a view to distribution thereof or with any present intention of offering or selling any Notes, except as permitted above.

       You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereto to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

       THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                       Very truly yours,



                                       By:

                                       Name:
                                       Title:
                                       Date:

Notes to be Purchased:
$__________ principal amount of the Notes

                                                                         ANNEX F


                        FORM OF INSTRUCTION FOR EXCHANGE
           (For use prior to the exchange of a Temporary Regulation S for one or more Restricted Securities.)

                              EXCHANGE INSTRUCTIONS

                        MARSH & MCLENNAN COMPANIES, INC.
                      [TITLE OF SERIES] (THE "SECURITIES")

       Pursuant to Section 305(b)(vi)(3) of the Indenture, dated as of March 19, 2002 (the "INDENTURE"), between Marsh & McLennan Companies, Inc. and State Street Bank and Trust Company, as Trustee, [Name of Initial Purchaser] hereby requests that U.S.$___________ aggregate principal amount of the above-captioned Securities held by you for our account in the Temporary Regulation S Security (CUSIP No. ______) (as defined in the Indenture) be exchanged for one or more Restricted [Global] Securities [(CUSIP No. _______)] in the denominations and registered in the names of the Holders requested as set forth below:

Denominations                       Registered Name
-------------                       ---------------

----------------------------------  -----------------------------

----------------------------------  -----------------------------

----------------------------------  -----------------------------

----------------------------------  -----------------------------

----------------------------------  -----------------------------

----------------------------------  -----------------------------

Dated:                              [Name of Initial
      ----------------------        Purchaser]
                                    By:
                                       --------------------------